Exhibit 4.10
AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT
          THIS AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT is entered into effective this 17th day of December, 2007 (this “Amendment No. 3”), by and among Cardiovascular Systems, Inc., a Minnesota Corporation (the “Company”), the Series B Convertible Preferred Stockholders listed on Exhibit A hereto (“Series B Investors”), and the Holders and Investors signatory hereto.
RECITALS
          WHEREAS, this Amendment No. 3 amends a Stockholders Agreement, dated July 19, 2006 (the "Stockholders Agreement”) by and between the Company and the “Holders”, “Investors”, and “Section 5 Holders” set forth on Schedule I thereto, as amended by that certain Amendment No. 1 to Stockholders Agreement, dated October 3, 2006 by and between the Company, ITX International Equity Corp. and the Holders and Investors signatory thereto, and that certain Amendment No. 2 to Stockholders Agreement, dated September 19, 2007 by and between the Company, the Series A-1 Convertible Preferred Stockholders and the Holders and Investors signatory thereto;
          WHEREAS, the Company has agreed to sell up to 2,162,162 shares of Series B Convertible Preferred Stock to the Series B Investors (the “Offering”) in accordance with the terms of that certain Private Placement Memorandum dated November 13, 2007 and those certain Subscription Agreements by and between the Company and the Series B Investors received in connection with the Offering (the “Subscription Agreements”);
          WHEREAS, on November 13, 2007, the Company’s Board of Directors approved the sale of up to 2,162,162 shares of Series B Convertible Preferred Stock to the Series B Investors and the transactions contemplated by the Subscription Agreements including this Amendment No. 3;
          WHEREAS, Holders executing this Amendment No. 3 hold a majority of the Shares subject to the Stockholders Agreement; and
          WHEREAS, Investors executing this Amendment No. 3 hold a majority in interest of the shares of Common Stock issued or issuable to the Investors.
          NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment No. 3, the sufficiency of which is hereby acknowledged, the parties hereto agree as set forth below:
1.	Capitalized terms not defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

1

2.	Section 9 of the Stockholders Agreement shall be amended and restated as follows:
9. Termination. This Agreement, and the respective rights and obligations of the parties hereto shall terminate upon the earlier of (i) the completion of a firm commitment underwritten public offering of shares of Common Stock that has been approved by the Preferred Stock Directors (as defined in the Amended and Restated Articles of Incorporation) and in which the aggregate gross proceeds from such offering to the corporation shall be at least $40,000,000 (a “Qualified Public Offering”) and (ii) such time as less than 20% of the Preference Stock remains outstanding, provided that in the event of termination pursuant to this clause (ii) each Investor holding Preference Stock shall continue to have the right of participation set forth in Section 3 hereof with respect to any proposed sale or disposition by a Holder of more than 25% of that Holder’s Shares and each of the parties hereto shall continue to comply with Section 7 to elect one person to represent the Investors until less than 10% of the Preference Stock remains outstanding.
3.	The Series B Convertible Preferred Stock sold in the Offering shall be deemed additional shares of Series A Convertible Preferred Stock for purposes of the Stockholders Agreement.

4.	Schedule I is hereby amended and restated as set forth on Exhibit B hereto to include each of the Series B Investors as an Investor and each of the Series B Investors shall be deemed an Investor as that term is used in the Stockholders Agreement.

5.	This Amendment No. 3 may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Any counterpart or other signature to this Amendment No. 3 that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment No. 3.

6.	Except as set forth herein, all other terms and conditions of the Stockholders Agreement remain the same.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

COMPANY CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ James E. Flaherty
	Name:	James E. Flaherty
	Title:	Chief Financial Officer

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

HOLDERS
/s/ Gary M. Petrucci
Gary M. Petrucci

/s/ Michael J. Kallok
Michael J. Kallok

GDN HOLDINGS, LLC
By:	/s/ Glen D. Nelson
	Name:	Glen D. Nelson
	Title:	Member

GEOFFREY O. HARTZLER REV TRUST DTD 1/8/97, AS AMENDED
By:	/s/ Geoffrey O. Hartzler
	Name:	Geoffrey O. Hartzler
	Title:	Trustee

/s/ Geoffrey O. Hartzler
Geoffrey O. Hartzler

/s/ Roger J. Howe
Roger J. Howe, Ph. D.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

INVESTORS

EASTON HUNT CAPITAL PARTNERS, L.P.

By:	EHC GP, L.P. its General Partner
By:	EHC GP, Inc., its General Partner

By:	/s/ John H. Friedman

Name: John H. Friedman
Title: President

EASTON CAPITAL PARTNERS, LP

By:	ECP GP, LLC
By:	ECP GP, Inc., its Manager

By:	/s/ John H. Friedman

Name: John H. Friedman
Title: President

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

INVESTORS

MAVERICK FUND, L.D.C.

By:	Maverick Capital, Ltd.
Its Investment Advisor

By:	/s/ John T. McCafferty

Name: John T. McCafferty
Title: Limited Partner & General Counsel

MAVERICK FUND USA, LTD.

By:	Maverick Capital, Ltd.
Its Investment Advisor

By:	/s/ John T. McCafferty

Name: John T. McCafferty
Title: Limited Partner & General Counsel

MAVERICK FUND II, LTD.

By:	Maverick Capital, Ltd.
Its Investment Advisor

By:	/s/ John T. McCafferty

Name: John T. McCafferty
Title: Limited Partner & General Counsel

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

INVESTORS

MITSUI & CO. VENTURE PARTNERS II, L.P.

By:	Mitsui & Co. Venture Partners, Inc.
Its General Partner

By:	/s/ Koichi Ando

Name: Koichi Ando
Title: President & CEO

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

INVESTORS ITX INTERNATIONAL EQUITY CORP.
By:	/s/ Takehito Jimbo
	Name:	Takehito Jimbo
	Title:	President & CEO

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Stockholders Agreement effective the date first written above.

INVESTORS SERIES B CONVERTIBLE PREFERRED INVESTORS
By:	/s/ James E. Flaherty
James E. Flaherty, as Attorney-in-Fact for the Series B Convertible Preferred Investors named on Exhibit A hereto

EXHIBIT A
SERIES B CONVERTIBLE PREFERRED INVESTORS

Name	Amount	Shares
Shahla Amiri	$9,250.00	1,000
Anthony Angelini	$351,500.00	38,000
John T. Arvold	$25,000.00	2,702
Londa Benjamini	$20,000.00	2,162
Thomas M. Bies and Edith C. Bies JTWROS	$25,002.75	2,703
Brent G. Blackey	$46,250.00	5,000
Claude A. Brachfeld	$25,000.00	2,702
Larry Brandt and Judy Brandt JTWROS	$46,250.00	5,000
David Brink	$11,867.75	1,283
Calmedica Capital L.P.	$900,000.00	97,297
Stephen Carito	$25,000.00	2,702
The Curtis L. Carlson Family Foundation	$300,005.25	32,433
Charles Schwab & Co., Inc. Cust FBO Steven W. Carter IRA	$20,000.00	2,162
Scott Chase	$26,371.75	2,851
Sandra Novak Cohen	$50,005.50	5,406
Kenneth J. Crowell and Veronica J. Crowell JTWROS	$75,000.00	8,108
Steven Crowell	$100,000.00	10,810
Marc Daniels	$5,000.00	540
Tony S. Das	$157,250.00	17,000
Ronit Eres	$50,000.00	5,405
Joane Evans and Lyell Evans JTWROS	$25,002.75	2,703
Ryan E. Evans	$25,002.75	2,703
Donald E. Fischer III	$25,000.00	2,702
Joseph D. Flynn, Jr. and Lori G. Flynn JTWROS	$50,005.50	5,406
Linda M. Foster	$32,375.00	3,500
GDN Holdings, LLC	$499,999.50	54,054
GFTH Investment Club	$44,955.00	4,860

Name	Amount	Shares
The Gramercy Fund	$75,000.00	8,108
Ron B. Guillot, Jr.	$25,002.75	2,703
Scott Hannum	$100,000.00	10,810
Kimberly B. Haynie	$30,007.00	3,244
James C. Hays	$25,000.00	2,702
Steven J. Healy	$27,269.00	2,948
AG Edwards Custodian Richard R. Heuser Rollover IRA	$75,000.00	8,108
Andrew J. Iseman and Shelly D. Iseman JTWROS	$50,005.50	5,406
ITX International Equity Corp.	$3,000,006.25	324,325
Darla R. Johnson and John A. Beyer JTWROS	$5,272.50	570
William Michael Keith	$35,002.00	3,784
Bertram W. Klein c/o Bessemer Trust	$61,188.75	6,615
Paul A. Koehn	$35,002.00	3,784
David Kraus, M.D.	$9,250.00	1,000
Robert Lindmeier and Sheryl Lindmeier JTWROS	$50,000.00	5,405
Wells Fargo Bank, N.A. as Trustee of the Donald M. Longlet Rev Trust dtd 9/12/89	$199,800.00	21,600
Carleen Lunceford and Marvin Lunceford JTWROS	$25,002.75	2,703
Maverick Fund, L.D.C.	$439,791.25	47,545
Maverick Fund USA, Ltd.	$177,553.75	19,195
Maverick Fund II, Ltd.	$382,654.00	41,368
Guy S. Mayeda and Amy A. Mayeda, Ttees, Guy and Amy Mayeda Living Trust	$50,000.00	5,405
Heather J. McHugh	$50,005.50	5,406
Michael G. Micheli and Lisa Micheli JTWROS	$50,000.00	5,405
Steven Nelson	$25,000.00	2,702
Ashish Pal	$124,875.00	13,500
James B. Park	$55,500.00	6,000
Daryl L. Peterman	$46,250.00	5,000
Loyal M. Peterman, Jr.	$185,000.00	20,000
Jeffrey Peterson	$64,750.00	7,000
John Phillips	$99,992.50	10,810

Name	Amount	Shares
Pinnacle Investment Group LLC	$55,500.00	6,000
Steven A. Points and Wanda J. Points JTWROS	$50,000.00	5,405
Sridhar Prativadi	$13,875.00	1,500
Thomas L. Press	$500,000.00	54,054
Dave B. Radovich	$75,276.50	8,138
Michael Reilly and Lisa Reilly JTWROS	$50,875.00	5,500
Derrick Carlton Rice	$20,000.00	2,162
RKV Limited Partnership	$50,000.00	5,405
Ameriprise Trust Co FBO Dr. Caleb Rivera IRA	21,293.50	2,302
E. Todd Robbins	$9,250.00	1,000
Sajaitha Salvaji	$50,005.50	5,406
David Saphiere	$24,975.00	2,700
Saratoga Ventures IV LP	$499,999.50	54,054
Saratoga Ventures V LP	$499,999.50	54,054
Saratoga Ventures VI LP	$249,999.75	27,027
Rakesh R. Shah and Hetal R. Shah JTWROS	$25,002.75	2,703
Murray L. Shames	$25,000.00	2,702
Shanti Global Limited Partnership	$50,000.00	5,405
Robert and Celia Shepard, Trustees of the Shepard Family Trust dated 2/1/1999	$37,000.00	4,000
Chiemsee Money Purchase Plan dtd 3/11/97 FBO Robert Shepard	$18,500.00	2,000
Gregory Smart	$45,000.00	4,864
Kathleen Stauter	$5,087.50	550
Stell Investments LLC	$50,875.00	5,500
Michael P. Swenson	$49,950.00	5,400
Thadd C. Taylor	$25,002.75	2,703
Top Medical Holding B.V.	$74,000.00	8,000
Greg and Michelle Vella, Trustees, Vella Family Trust	$50,000.00	5,405
Erik Vollbrecht	$32,745.00	3,540
Pattie A. White	$24,975.00	2,700
Whitebox Hedged High Yield Partners, LP	$8,690,532.25	939,517

Name	Amount	Shares
Delano Franklin Young and Melissa Kay Young JTWROS	$25,002.75	2,704
Mark Zuzga D.O. and Melynda Zuzga D.O. JTWROS	$50,000.00	5,405
TOTAL	$19,999,996.25	2,162,150

EXHIBIT B
AMENDED AND RESTATED
SCHEDULE I TO STOCKHOLDERS AGREEMENT
HOLDERS

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares
	No. of Shares	Warrant	Series A	Series A	Series A-1	of Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Holder	Stock	Shares	Stock	Shares	Stock	Stock
Applecrest Partners LTD Partnership	50,000	—	—	—	—	—
James E. Flaherty & Judith L. Flaherty JTWROS	45,000	153,500	—	—	—	—
GDN Holdings, LLC	149,167	2,000	131,349	18,652	41,913	54,054
Geoffrey O. Hartzler, TTEE Geoffrey O. Hartzler Rev Trust dtd 1/8/97, as amended	177,063	3,600	—	—	—	—
Geoffrey O. Hartzler	—	145,000	—	—	—	—
Michael J. Kallok (1)	5,000	505,500	—	—	—	—
Lehmkuhl Family Limited Partnership	50,000	—	—	—	—	—
Larry A. Lehmkuhl	—	115,000	—	—	—	—
Gary M. Petrucci (2)	265,825	371,250	36,124	5,130	—	—
Sonora Web Limited Liability Partnership	41,500	13,000	—	—	—	—
Roger J. Howe, Ph. D.	—	185,000	—	—	—	—
Robert J. Thatcher (3)	—	193,000	—	—	12,000	—
Cindy M. Setum, Ph.D.	—	—	—	—	—	—
Totals Held by Holders	691,555	1,596,850	167,473	23,782	53,913	54,054

(1)	Includes a warrant to purchase 500 shares held by Charles Schwab & Co., Inc. Cust. FBO Michael J. Kallok IRA.

(2)	Includes 39,080 shares of Common Stock and warrants to purchase 11,250 shares held by USB Piper Jaffray Cust. FBO Gary M. Petrucci IRA; Series A Stock and Series A warrants also held by USB Piper Jaffray Cust. FBO Gary M. Petrucci IRA.

(3)	Includes 12,000 shares of Series A-1 Stock held by Charles Schwab & Co., Inc. Cust FBO Robert J. Thatcher IRA.

SECTION 5 HOLDERS

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares
	No. of Shares	Warrant	Series A	Series A	Series A-1	of Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Section 5 Holder	Stock	Shares	Stock	Shares	Stock	Stock
Jeffrey Reiss	5,000	—	7,226	1,026	—	—
Robert J. Foster	2,500	—	—	—	—	—
Michael J. Murry Investments, LLC	7,500	—	15,443	2,193	—	—
Loyal M. Peterman, Jr.	25,000	—	20,564	2,920	16,124	20,000
Dave B. Radovich	5,500	—	7,203	1,023	25,169	8,138
Daryl L. Peterman	—	—	1,027	146	5,000	5,000
Michael J. Antonello		99,883	47,450	35,937	5,103	18,255
David Brink	40,000	—	11,717	—	17,000	1,283
Leah Kaplan-Samuels and Leonard Samuels JTWROS	—	—	35,805	5,084	—	—
Thomas Kelleher	—	—	20,444	2,903	—	—
Pierson M. Grieve	—	—	8,949	1,271	—	—
Jay M. Ovsak(1)	—	—	4,478	636	—	—
Gerald E. Bowers(2)	91,300	1,800	8,947	1,270	—	—
Michael D. Aafedt(3)	40,500	—	4,473	635	—	—
Paul W. Schaffer		—	—	10,216	1,451	20,000
Larry Brandt and Judy Brandt JTWROS(4)	12,500	—	8,943	1,270	4,120	5,000
James R. Gray(5)	58,800	—	3,064	435	—	—
Patrick J. Toutant(6)	—	—	15,320	2,175	—	—
CSI Investment, LLC	—	—	16,402	2,329	—	—
Morgan Schleif	22,990	—	3,569	507	—	—
Robert K. McCrea, Jr.(7)	—	—	5,351	760	—	—
Michael Adrian(8)	50,000	5,000	8,943	1,270	3,552	—
Michael Barish	—	—	44,474	6,315	11,928	—
H. Leigh Severance	—	3,000	22,208	3,154	—	—
H. Leigh Severance, Trustee, H. L. Severance, Inc. Profit Sharing Plan and Trust	—	—	13,325	1,892	—	—

(1)	Includes 4,478 Series A shares held by Millennium Trust Co., LLC Cust FBO Jay M. Ovsak IRA.

(2)	Includes 6,800 common shares and 8,947 Series A shares held by UBS Financial Services Cust FBO Gerald E. Bowers IRA.

(3)	Includes 13,000 common shares and 4,473 Series A shares held by UBS Financial Services Cust FBO Michael D. Aafedt IRA.

(4)	Includes 4,167 shares held individually by Larry M. Brandt.

(5)	Includes 5,000 common shares and 3,064 Series A shares held by UBS Financial Services Cust FBO James R. Gray IRA.

(6)	Includes 15,320 Series A shares held by UBS Financial Services Cust FBO Patrick J. Toutant IRA.

(7)	Includes 5,351 Series A shares held by UBS Financial Services Cust FBO Robert K. McCrea, Jr. IRA.

(8)	Includes 50,000 common shares and a warrant to purchase 5,000 shares held jointly with Betty Adrian.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares
	No. of Shares	Warrant	Series A	Series A	Series A-1	of Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Section 5 Holder	Stock	Shares	Stock	Shares	Stock	Stock
H. Leigh Severance, Trustee, H. L. Severance, Inc. Pension Plan and Trust	—	—	8,883	1,261	—	—
TMP, LLP	156,500	—	60,774	—	56,768	—
Andew J. Iseman and Shelly D. Iseman JTWROS	—	—	17,657	2,507	7,108	5,406
Steven J. Healy	—	—	8,815	1,252	9,431	2,948
David W. Smith Investments, LLC	—	—	5,281	750	—	—
Christopher J. Wagner(9)	—	—	4,387	623	—	—
Randall L. Johnson	152,464	—	—	—	—	—
Kyle B. Berger	100,000	10,000	—	—	—	—
T. Trent Gegax	3,500	—	—	—	—	—
Gegax Investments, LLC	—	—	—	—	—	—

Totals Held by Section 5 Holders	873,937	67,250	439,825	52,161	194,455	47,775

(9)	Includes 4,387 Series A shares held by UBS Financial Services Cust FBO Christopher J. Wagner SEP IRA.

     INVESTORS

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	of Shares
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Investor	Stock	Shares	Stock	Shares	Stock	Stock
Easton Hunt Capital Partners, L.P.	—	—	612,960	87,040	—	—
Easton Capital Partners, L.P.	—	—	612,960	87,040	—	—
Maverick Fund, L.D.C.	—	—	770,212	109,370	103,524	47,545
Maverick Fund USA, Ltd.	—	—	310,952	44,155	41,795	19,195
Maverick Fund II, Ltd.	—	—	670,149	95,161	90,075	41,368
Mitsui & Co. Venture Partners II, LP	—	—	675,148	95,871	117,647	—
ITX International Equity Corp.	—	—	350,263	49,737	47,079	324,325
Abrasive Technology, Inc. Profit Sharing Plan	—	—	—	—	32,000	—
Michael Adrian(1)	50,000	5,000	8,943	1,270	3,552	—
Mark R. Alvig	6,250	—	—	—	6,000	—
Shahla Amiri	—	—	—	—	5,000	1,000
Anthony Angelini	—	—	—	—	12,000	38,000
Michael J. Antonello	99,883	47,450	35,937	5,103	18,255	—
Massoud Arbabzadeh, MD	—	—	—	—	5,882	—
Naoum Baladi	—	—	—	—	28,000	—
Michael S. Barish			44,474	6,315	11,928	—
Frederick L. Betz and Cynthia A. Betz, JTWROS	—	—	—	—	6,000	—
RBC Dain Rauscher Cust FBO Frederick L. Betz IRA	—	—	—	—	9,500	—
Charles Schwab & Co. Cust FBO John A. Beyer IRA	—	—	—	—	5,882	—
Thomas M. Bies and Edith C. Bies, JTWROS	—	—	—	—	5,882	2,703
Gerry Black	—	—	—	—	5,882	—
Brent G. Blackey	—	70,000	—	—	5,900	5,000
Pensco Trust Company Cust FBO Michael J. Bogart IRA	—	—	—	—	4,900	—
William Bold	—	—	—	—	3,600	—
John R. Borrell	23,000	209,000	—	—	11,764	—
Robert Brady	—	—	—	—	9,000	—
Larry Brandt and Judy Brandt JTWROS(2)	12,500	—	8,943	1,270	4,120	5,000

(1)	Includes 50,000 common shares and a warrant to purchase 5,000 shares held jointly with Betty Adrian.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
David Brink	40,000	—	11,717	—	17,000	1,283
Gerald F. Bubnick	—	—	—	—	2,942	—
Brian P. Burns, Jr.	—	—	—	—	7,500	—
Marlyn and Margaret Buss, Ttees, Marlyn and Margaret Buss Rev. Living Trust	6,000	—	—	—	5,882	—
Wedbush Morgan Securities Cust FBO Richard E. Dye IRA	—	—	—	—	7,050	—
Timothy Byrne and Sandra Byrne, Trustees, Byrne Family Trust	—	—	—	—	5,882	—
Christopher Campbell	—	—	—	—	2,941	—
H. Daniel Caparo(3)	—	—	—	—	5,882	—
Charles Schwab & Co., Inc. Cust FBO Franklin G. Capitanini IRA	—	—	—	—	5,800	—
Joseph Anthony Cardenas	—	—	—	—	29,400	—
Curtis L. Carlson Family Foundation	—	—	43,783	6,217	29,414	32,433
Charles Schwab & Co., Inc. Cust FBO Steven W. Carter IRA	—	—	—	—	5,882	2,162
CAVA Partners, LLC	—	—	—	—	5,882	—
John F. Cavanaugh	—	—	—	—	3,000	—
Vijay T. Char	—	—	—	—	5,882	—
Scott Chase	—	—	—	—	17,647	2,851
Richard J. Cherry and JoAnn Cherry, JTWROS	—	—	—	—	2,942	—
George Jean Chilazi	—	—	—	—	6,777	—
Charles Schwab & Co., Inc. Cust FBO Bruce A. Church IRA(4)	—	26,500	—	—	5,882	—
Pershing LLC Custodian FBO Walter Douglas Clark IRA(5)	19,000	48,000	—	—	5,882	—
David E. Cohen, M.D.	—	—	—	—	5,884	—
Sean Collins	—	45,000	—	—	11,765	—

(2)	Includes 4,167 common shares held individually by Larry M. Brandt.

(3)	Shares held by Ameriprise Trust Co. Cust FBO H. Daniel Caparo IRA.

(4)	Includes options to purchase 26,500 common shares held individually by Bruce Church.

(5)	Includes 19,000 common shares and options to purchase 48,000 common shares held individually by W. Douglas Clark.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
Wachovia Securities Cust FBO Sean Collins IRA	—	—	—	—	12,941	—
Tom Correia	—	—	—	—	5,882	—
Ralph D. Crawford	—	—	—	—	11,750	—
Carla C. Dahl	—	15,000	—	—	590	—
Thomas P. Davis, MD	9,800	—	—	—	5,882	—
Keith Donnan	—	—	—	—	5,882	—
Peter S. Dougan, M.D.	—	—	—	—	2,941	—
Charles Schwab & Co., Inc. Cust FBO Mark W. DuPont IRA	—	—	—	—	6,000	—
Keith M. Eastman	—	—	—	—	4,000	—
Joane Evans and Lyell Evans JTWROS	—	—	—	—	2,942	2,703
Ryan E. Evans	—	—	—	—	5,883	2,703
Gary Jay Fishbein, MD	—	—	—	—	6,000	—
Jeffrey Fleming	—	—	—	—	2,942	—
James Flynn	—	—	—	—	5,882	—
Linda M. Foster	—	—	17,890	2,540	2,404	3,500
Michael D. Fugit, M.D.	—	—	—	—	2,941	—
Michael Furlong	—	—	—	—	5,882	—
Geoffrey T. Gainor	—	—	—	—	5,882	—
Dennis R. Gancarz	—	—	—	—	5,882	—
Kenneth L. Gibbs, MD and Beverly T. Gibbs JTWROS	—	—	—	—	2,950	—
Scott Kean Goodman	23,000	42,500	—	—	19,059	—
UBS Financial Services, Inc. Cust FBO R. Hunt Greene IRA(6)	13,500	—	—	—	6,500	—
Daniel Patrick Greenleaf and Diane Francis Greenleaf	—	—	—	—	10,000	—
Barry K. Griffith	—	34,000	—	—	18,750	—
Edith Guglielmi	—	—	—	—	7,060	—
David J. Gunther	—	—	—	—	2,941	—
Rob Hadley	—	—	—	—	2,941	—
Fiserv ISS & Co. Cust FBO Rob Hadley IRA	—	—	—	—	5,882	—
Scott Robert Hannum	—	—	—	—	11,764	10,810
Scott Merle Hanson	—	31,000	—	—	600	—
Steven J. Healy	—	—	8,815	1,252	9,431	2,948
Syntel, LLC Profit Sharing Plan FBO Alfred Harry Herget, Alfred Harry Herget, Trustee	—	—	—	—	5,882	—

(6)	Includes 13,500 common shares held individually by R. Hunt Greene.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
Richard R. Heuser and Sharon L. Heuser, Trustees, R&S Trust dated 8/3/99(7)	14,000	11,000	—	—	5,882	—
Charles Schwab & Co., Inc. Cust FBO David Richard Hewitt IRA	—	—	—	—	13,000	—
Robert C. Hinckle	—	—	—	—	17,647	—
William Hoffman and Lilia Helen Hoffman JTWROS	—	—	—	—	5,882	—
Jeremy Houseman	—	—	—	—	2,942	—
Derek J. Howe	6,500	—	—	—	8,000	—
Wende S. Hutton, Trustee, Hutton Living Trust dtd 12/10/96	—	—	—	—	5,882	—
Innovasc, LLC	—	—	—	—	4,500	—
Michael Iovanni and Linda Iovanni, JTWROS	—	—	—	—	2,941	—
Andrew J. Iseman and Shelly D. Iseman JTWROS	—	—	17,657	2,507	7,108	5,406
Sean Janzer	10,000	—	—	—	11,765	—
Sara Jay	—	—	—	—	5,900	—
Takemito Jimbo	—	—	—	—	11,765	—
Charles David Joffe, MD	—	—	—	—	6,000	—
Darla R. Johnson and John A. Beyer JTWROS	—	—	—	—	3,529	570
Elias H. Kassab	—	—	—	—	5,882	—
Salva Kassab and Suha Kassab JTWROS	—	—	—	—	3,529	—
KD Holding, Inc.	—	—	—	—	6,000	—
Puneet K. Khanna and Monica Khanna JTWROS(8)	9,800	—	—	—	17,647	—
Yazan Khatib	—	—	—	—	2,941	—
Farhad Khosravi, Ttee, Farhad Khosravi and Flora Shirzad Khosravi Trust U/A	—	—	—	—	5,882	—
Bertram W. Klein	—	—	—	—	10,000	6,615

(7)	Includes 6,000 common shares held by the Richard R. Heuser IRA Rollover Bear Stearns Securities Cust, 8,000 common shares held by SG Cowen Securities Corp., Cost., Richard Ross Heuser IRA, and options warrants to purchase 11,000 common shares held individually by Richard R. Heuser, M.D.

(8)	Includes 9,800 common shares held individually by Puneet K. Khanna, M.D.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
E*Trade as Cust FBO Joseph F. Koziol IRA	—	—	—	—	5,883	—
Al Kraus and Eileen Kraus JTWROS	—	—	—	—	8,825	—
Al Kraus	—	—	—	—	2,942	—
David Kraus, M.D.	—	—	—	—	3,000	1,000
Scott Kraus	7,400	60,000	—	—	22,600	—
John T. Kuzara	—	—	—	—	5,882	—
Habib John Lahlouh	—	—	—	—	6,000	—
David Lamadrid	—	—	—	—	2,942	—
Aaron Lew	—	34,000	—	—	17,000	—
MLPF&S Cust FBO Aaron Lew IRA	—	—	—	—	23,529	—
Robert Lindmeier and Sheryl Lindmeier	—	—	—	—	11,764	5,405
William Andrew Lindmeier and Susan J. Lindmeier JTWROS(9)	—	32,000	—	—	5,000	—
Wells Fargo Bank, N.A. as Trustee of the Donald M. Longlet Rev Tr	—	—	—	—	11,764	21,600
Louis Lopez, MD	—	—	—	—	11,765	—
Richard A. Lotti	—	—	—	—	5,882	—
Jonathan K. Lubkert	—	—	—	—	600	—
Kenneth H. Lubkert and Elizabeth R. Lubkert JTWROS	—	—	—	—	4,706	—
Satyaprakash Makam	—	—	—	—	5,882	—
Louis Manfredo and Genevieve Manfredo JTWROS	—	—	—	—	2,942	—
Carol A. Martin, Sole Trustee, Martin Family Revocable Trust	—	—	—	—	5,882	—
Lynne Martin and Tevis P. Martin III	—	—	—	—	1,200	—
MaxBee Holding Company LLC	—	—	—	—	5,882	—
Gary McCord	25,000	53,000	—	—	17,647	—
Christopher W. McNeill	—	—	—	—	5,882	—
John J. Mehalchin	101,984	11,250	—	—	11,765	—
Jacob P. Mercer	—	—	—	—	3,000	—

(9)	Includes options to purchase 32,000 common shares held individually by William Lindmeier.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
Amir Motarjeme, Trustee, Amir Motarjeme Profit Sharing Plan FBO Amir Motarjeme(10)	9,800	—	—	—	5,882	—
Padmini Natarajan and B. R. Natarajan JTWROS(11)	—	70,000	—	—	5,882	—
Fiserv ISS & Co. Cust FBO Thomas P. Neslund IRA	—	—	—	—	5,882	—
Thomas P. Neslund	—	—	—	—	2,941	—
Hajime Oshita	—	—	—	—	2,400	—
Marco Ovikian and Catherine Ovikian, JTWROS	—	—	—	—	8,823	—
Ashish Pal	—	—	—	—	30,000	13,500
Tom Pardubeck	—	—	—	—	3,000	—
Daryl L. Peterman	—	—	1,027	146	5,000	5,000
Loyal M. Peterman, Jr.	25,000	—	20,564	2,920	16,124	20,000
John N. Phillips	—	—	—	—	5,882	10,810
Cassandra Piippo	—	6,000	—	—	589	—
Pinnacle Investment Group, LLC	—	—	—	—	9,000	6,000
Sridhar Prativadi	—	—	—	—	5,882	1,500
Rolando E. Prieto	—	—	—	—	2,941	—
Dave B. Radovich	5,500	—	7,203	1,023	25,169	8,138
Robert K. Ranum	500	—	—	—	2,941	—
Ambika Ravindran	—	—	—	—	12,000	—
Redmile Capital, LP	—	—	—	—	7,569	—
Redmile Ventures, LLC	—	—	—	—	5,882	—
Redmile Capital Offshore, Ltd.	—	—	—	—	27,725	—
Michael Reilly and Lisa Reilly	—	—	—	—	11,764	5,500
Ronald Reuss and Rita Reuss JTWROS(12)	22,140	—	—	—	3,000	—
Stacey Rickert	—	—	—	—	10,000	—
Benjamin S. Rinkey	20,000	—	—	—	4,000	—
Caleb Rivera	—	—	—	—	2,940	—
Edward Todd Robbins	—	—	—	—	2,941	1,000
Cecilia S. Roberts, Trustee David K. Roberts Residuary Trust	—	—	—	—	21,200	—

(10)	Includes 9,800 common shares held individually by Amir Motarjeme, M.D.

(11)	Includes options to purchase 70,000 common shares held individually by Padmini Natarajan.

(12)	Includes 22,140 common shares held individually by Ronald R. Reuss.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
David K. Roberts	—	—	—	—	11,800	—
Todd A. Roberts and Debra D. Roberts	—	—	—	—	5,882	—
Peter Lars Runquist	—	—	—	—	5,882	—
Paul W. Schaffer	—	—	10,216	1,451	20,000	—
James W. Schlesing and Dona Connelly	—	—	—	—	7,059	—
Marc S. Schwartzberg	—	—	—	—	2,941	—
Gary M. Scott and Malisa M. Scott, Ttees of the Gary and Malisa Scott Rev Trust	—	—	—	—	29,500	—
R. Randolph Scott	—	—	—	—	5,882	—
Gino J. Sedillo, MD	9,800	—	—	—	5,882	—
David Shaskey	—	—	—	—	5,882	—
Pamela Shaw and James Shaw JTWROS	—	—	—	—	5,882	—
Neil J. Sheehan	—	—	—	—	2,000	—
Chiemsee Money Purchase Plan, dtd 03/11/97, FBO Robert T. Shepard	—	—	—	—	6,000	2,000
Robert Shepard and Celia Shepard, Ttees of the Shepard Family Trust dated 2/1/99	—	—	—	—	6,000	4,000
Harvinder Paul Singh, MD	—	—	—	—	5,882	—
Kevin Spanier(13)	22,500	2,000	—	—	1,200	—
Kathleen A. Stauter	—	15,000	—	—	1,775	550
Steven Mendelow, Trustee, Teledata Financial Services Corp. Profit Shar Plan	12,500	—	—	—	23,529	—
Kimberley J. Thomas and A. Conrade Thomas JTWROS	—	—	—	—	5,890	—
TMP, LLLP	156,500	—	60,774	—	56,768	—
Top Medical Holding B.V.	—	—	—	—	4,000	8,000
Leslie Trigg and Michael Trigg, Trustees, Trigg Family Trust(14)	—	10,000	—	—	2,942	—
Edwin C. Tyska	—	—	—	—	11,765	—

(13)	Includes 22,500 common shares and warrants to purchase 2,000 common shares held jointly with Bonnie Spanier.

(14)	Includes options to purchase 10,000 common shares held individually by Leslie Trigg.

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
Hector J. Vasquez and Sandra L. Vasquez	—	—	—	—	3,000	—
Greg Vella and Michelle Vella, Ttees, Greg Vella and Michelle Vella Family Tr	—	—	—	—	5,882	5,405
Chris Vieira	—	—	—	—	4,588	—
Douglas A. Waldo, MD	—	—	—	—	3,000	—
Joseph A. Wasselle and Stacie Poole	—	—	—	—	2,941	—
Charles Schwab & Co., Inc. Cust FBO Burton M. Waxman IRA	—	—	—	—	7,058	—
Wellspring Capital	—	—	—	—	176,470	—
Wellspring Management, LLC	—	—	—	—	58,823	—
Martin F. Whalen	—	—	—	—	5,882	—
Fiserv ISS & Co. Cust FBO Kimberly Williamson IRA	—	—	—	—	5,882	—
Steven Wishnia	—	—	—	—	3,000	—
Sharon T. Wooster	—	—	—	—	2,941	—
John T. Arvold	—	—	—	—	—	2,702
Londa Benjamini	—	—	—	—	—	2,162
Claude A. Brachfeld	—	—	—	—	—	2,702
Calmedica Capital L.P.	—	—	—	—	—	97,297
Stephen Carito	—	—	—	—	—	2,702
Sandra Novak Cohen	—	—	—	—	—	5,406
Kenneth J. Crowell and Veronica J. Crowell	—	—	—	—	—	8,108
Marc Daniels	—	—	—	—	—	540
Tony S. Das	—	—	—	—	—	17,000
Ronit Eres	—	—	—	—	—	5,405
Donald E. Fischer III	—	—	—	—	—	2,702
Joseph D. Flynn, Jr. and Lori G.Flynn	—	—	—	—	—	5,406
GFTH Investment Club	—	—	—	—	—	4,860
The Gramercy Fund Attn: Thomas Trent Gegax	—	—	—	—	—	8,108
Ron B. Guillot, Jr.	—	—	—	—	—	2,703
Kimberly B. Haynie	—	—	—	—	—	3,244
James C. Hays	—	—	—	—	—	2,702
AG Edwards Custodian for Richard R. Heuser Rollover IRA	—	—	—	—	—	8,108
William Michael Keith	—	—	—	—	—	3,784
Paul A. Koehn	—	—	—	—	—	3,784

		No. of	No. of		No. of	No. of
		Option/	Shares of	No. of	Shares of	Shares of
	No. of Shares	Warrant	Series A	Series A	Series A-1	Series B
	of Common	Common	Preferred	Warrant	Preferred	Preferred
Invester	Stock	Shares	Stock	Shares	Stock	Stock
Carleen Lunceford and Marvin Lunceford	—	—	—	—	—	2,703
Guy S. Mayeda and Amy A. Mayeda, Guy and Amy Mayeda Living Trust	—	—	—	—	—	5,405
Heather J. McHugh	—	—	—	—	—	5,406
Michard G. Micheli and Lisa Micheli	—	—	—	—	—	5,405
Steve Nelson	—	—	—	—	—	2,702
James B. Park	—	—	—	—	—	6,000
Jeffrey Peterson	—	—	—	—	—	7,000
Steven A. Points and Wanda J. Points	—	—	—	—	—	5,405
Thomas L. Press	—	—	—	—	—	54,054
Derrick Carlton Rice	—	—	—	—	—	2,162
Ameriprise Trust Co. FBO Dr. Caleb Rivera IRA	—	—	—	—	—	2,302
Saijaitha Salvaji	—	—	—	—	—	5,406
David Saphiere	—	—	—	—	—	2,700
Saratoga Ventures IV LP	—	—	—	—	—	54,054
Saratoga Ventures V LP	—	—	—	—	—	54,054
Saratoga Ventures VI LP	—	—	—	—	—	27,027
Rakesh R. Shah and Hetal R. Shah	—	—	—	—	—	2,703
Murray L. Shames	—	—	—	—	—	2,702
Shanti Global Limited Partnership	—	—	—	—	—	5,405
Gregory Smart	—	—	—	—	—	4,864
Stell Investments LLC	—	—	—	—	—	5,500
Michael P. Swenson	—	—	—	—	—	5,400
Thadd C. Taylor	—	—	—	—	—	2,703
Erik Vollbrecht	—	—	—	—	—	3,540
Pattie A. White	—	—	—	—	—	2,700
Whitebox Hedged High Yield Partners, LP	—	—	—	—	—	939,517
Delano Franklin Young and Melissa Kay Young	—	—	—	—	—	2,704

Totals Held by Investors	761,857	877,700	4,300,587	600,388	2,134,512	2,086,476